UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

Onconetix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 10, 2024, Dr. Neil Campbell resigned as President and Chief Executive Officer and a member of the Board of Directors (the “Board”) of Onconetix, Inc. (the “Company”). Dr. Campbell’s resignation is not the result of any disagreement with the Company relating to the Company’s operations, policies or practices.

The Company entered into a Release of Claims with Dr. Campbell, pursuant to which Dr. Campbell will receive a one-time severance payment of $158,333 (the “Release”). The foregoing description of the Release is qualified in its entirety by reference to the full text of the Release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On January 12, 2024, the Board appointed Dr. Ralph Schiess, the Company’s Chief Science Officer, to serve as the Company’s Interim Chief Executive Officer. As Interim Chief Executive Officer, Dr. Schiess shall have general supervision and direction of the business and affairs of the Company.

The biographical information for Dr. Schiess disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 21, 2023 is incorporated herein by reference.

No family relationships exist between Dr. Schiess and any other directors or executive officers of the Company. There are no transactions to which the Company is or was a participant and in which either Dr. Schiess has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Also on January 12, 2024, the Board appointed James Sapirstein, the current Non-Executive Chairman of the Board, to serve as Lead Independent Director pending the Board’s appointment of a permanent chief executive officer. Mr. Sapirstein shall receive $40,000 per month as compensation for his services as Lead Independent Director.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Release, dated January 10, 2024, between the Company and Dr. Neil Campbell.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

Date: January 12, 2024	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Financial Officer

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